SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 7, 2007

LONGPORT, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-75236	23-2715528
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	I.D. Number)

2 Braxton Way, Suite 111, Glen Mils, PA  19342
(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 284-6863

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As reported on March 30, 2007, the Registrant was served a complaint, filed in the United States District Court for the Eastern District of Pennsylvania, civil action number 07-922, entitled Leo Decker, et. al. vs. Longport, Inc. et al.  The complaint alleged, inter alia, that the Registrant and certain of its officers and directors violated Section 14(a) of the Securities Exchange Act of 1934 and breached certain provisions in a contract that the Plaintiffs had with the Registrant.

On April 30, 2007, defendants filed a motion to dismiss the complaint.  On June 5, 2007, Judge Stewart Dalzell granted defendants’ motion and entered an order dismissing the complaint in its entirety.  Specifically, the Court found that the complaint failed to state a Section 14(a) claim as a matter of law and declined to exercise supplemental jurisdiction over the state law claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGPORT, INC.
(Registrant)

By:	/s/ Michael Boyd
Michael Boyd, Chief Executive Officer

Dated:  June 7, 2007